UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2013

Signature Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Boulevard, Suite 1600, Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(805) 435-1255

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Signature Group Holdings, Inc. (the “Company”) has rescheduled the date of its 2013 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which was originally scheduled to take place on June 28, 2013, in order to give the Company’s Governance, Nominating and Compensation Committee sufficient time to evaluate and duly consider the slate of directors proposed by a dissident stockholder group on April 23, 2013. The Annual Meeting has been rescheduled to July 16, 2013 at 2:00 p.m. Pacific time, and will be held at the Sheraton Gateway Los Angeles Hotel located at 6101 W. Century Boulevard, Los Angeles, California 90045. The Company has also changed the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting (and any adjournment or postponement thereof) from April 30, 2013 to May 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2013	SIGNATURE GROUP HOLDINGS, INC.

/S/ G. CHRISTOPHER COLVILLE

G. Christopher Colville,
Chief Executive Officer